EXHIBIT 99

BANC OF AMERICA SECURITIES
[GRAPHICS OMMITTED]

WFMBS 2003-M Payrules
Version: WFMBS03M_BB1


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Sen/Sub Payrules
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Shifting Interest Schedule
Month <=    Shift %
--------    -------
   60      100
   72       70
   84       60
   96       40
  108       20
  120        0

 If      Current Subord % > 2 Times the Initial Subord % Then
         If     Month <= 36 then Senior Prepay % = Senior % + 50% of Subord %
         Else   Senior Prepay % = Senior %

Else     Follow Shifting Interest Schedule
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AAA Principal Allocation
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Pay Sequentially in the following order
   1     To AR to zero
   2     To A1 to zero



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities (Graphic Ommitted)                         Deal Summary Report                              WFMBS 03M_BB1


Closing Date:                          11/28/2003
First Pay:                             12/25/2003
Pricing Speed:                   20 CPB

   Tranche         Balance            Coupon          Principal           WAL           Dated           Delay
    Name                                               Window                            Date            Days
-------------------------------------------------------------------------------------------------------------
     AR                   100.00      4.7796        12/03 - 12/03        0.075        11/1/2003           24
     A1           976,013,000.00      4.7796        12/03 - 10/13        3.737        11/1/2003           24
     B1            15,007,000.00      4.7796        12/03 - 10/13        6.251        11/1/2003           24
     B2             3,502,000.00      4.7796        12/03 - 10/13        6.251        11/1/2003           24
     B3             2,502,000.00      4.7796        12/03 - 10/13        6.251        11/1/2003           24
     B4             1,000,000.00      4.7796        12/03 - 10/13        6.251        11/1/2003           24
     B5             1,001,000.00      4.7796        12/03 - 10/13        6.251        11/1/2003           24
     B6             1,500,990.79      4.7796        12/03 - 10/13        6.251        11/1/2003           24


Collateral Assumption
                                                                         Remaining       Remaining
     Balance             GWAC              Fee             NWAC            Term           AmTerm         Age         Index
-----------------------------------------------------------------------------------------------------------------------------
     3,987,008.47    5.0000837200         0.260        4.7400837200        356             356            4         CMT_1YR
    79,001,802.03    4.9204654368         0.260        4.6604654368        356             356            3         CMT_1YR
   579,266,441.72    4.9745518388         0.260        4.7145518388        357             357            2         CMT_1YR
   338,270,838.57    5.1792888408         0.260        4.9192888408        358             358            1         CMT_1YR





                                                                                     Initial
                         Gross                     Rate Reset          Life         Periodic      Periodic
     Balance             Margin     Rollterm          Freq             Cap             Cap          Cap
-------------------------------------------------------------------------------------------------------------
     3,987,008.47         2.75         116             12         10.0000837200       5.000        2.000
    79,001,802.03         2.75         117             12          9.9204654368       5.000        2.000
   579,266,441.72         2.75         118             12          9.9745518388       5.000        2.000
   338,270,838.57         2.75         119             12         10.1792888408       5.000        2.000



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.